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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.                      Entry into a Material Definitive Agreement.

On January 14, 2013, the Company and Equifax Information Services LLC (“Equifax”) entered into an Amendment (the “Amendment”) to the Broker Agreement for Consumer Disclosure Service effective January 1, 2012 (the “Equifax Agreement”), pursuant to which the Company will continue to purchase credit information from Equifax for use in its products and services at the pricing specified therein.  The Amendment, which is effective as of January 1, 2013, extends the Equifax Agreement for an additional two years (until January 1, 2015), and provides Intersections with the option to renew for an additional one year thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 2013

INTERSECTIONS INC.
By: /s/ Neal Dittersdorf
Name: Neal Dittersdorf Title: Executive Vice President